UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    December 19, 2005


--------------------------------------------------------------------------------
                                LAZARD GROUP LLC
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        333-126751                                       51-0278097
--------------------------------------------------------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)

         30 ROCKEFELLER PLAZA  NEW YORK, NEW YORK                     10020
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                   (Zip Code)

                                  212-632-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On December 19, 2005, Lazard Group LLC ("Lazard Group") entered into, a Plan of Merger (the "Merger Agreement") with Lazard Group Finance LLC ("Lazard Group Finance"), a wholly-owned subsidiary of Lazard Group that is controlled by Lazard Ltd. The Merger Agreement provided for the merger of Lazard Group Finance with and into Lazard Group (the "Merger"). The Merger was consummated on that same day.

        The primary purpose of the Merger was to streamline the corporate structure of Lazard Group and its affiliates. Pursuant to the Merger, Lazard Group Finance merged with and into Lazard Group, with Lazard Group continuing as the surviving company. In addition, Lazard Group Finance ceased to be the managing member of Lazard Group, and the co-managing members of Lazard Group Finance, which are two indirect wholly owned subsidiaries of Lazard Ltd, became the co-managing members of Lazard Group. The admission of those two subsidiaries as the co-managing members of Lazard Group was effected by Amendment No. 1 to the Operating Agreement of Lazard Group LLC, dated as of December 19, 2005 (the "Lazard Group Operating Agreement Amendment").

        In connection with the Merger, a Form 15 was filed with the Securities and Exchange Commission on behalf of Lazard Group Finance in order to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended. Lazard Group will be the successor registrant for Lazard Group Finance under the Securities Exchange Act of 1934, as amended.

        Pursuant to the Merger and in accordance with the Indenture, dated as of May 10, 2005, by and between Lazard Group Finance and The Bank of New York, as trustee (the "Lazard Group Finance Indenture"), Lazard Group assumed the obligations of Lazard Group Finance with respect to 6.120% Senior Notes due 2035 of Lazard Group Finance in aggregate principal amount of $437.5 million (the "Lazard Group Finance Notes") issued pursuant to the Lazard Group Finance Indenture, which notes form a part of the 6.625% Equity Security Units (the "ESUs") previously issued by Lazard Ltd. Simultaneously with the consummation of the Merger, in accordance with the terms of the Lazard Group Finance Indenture, all of the outstanding Lazard Group Finance Notes were exchanged for, and replaced by, the 6.120% Senior Notes due 2035 of Lazard Group in aggregate principal amount of $437.5 million ("Lazard Group Notes") issued pursuant to the Indenture, dated as of May 10, 2005, by and between Lazard Group and The Bank of New York, as trustee (the "Lazard Group Indenture"), which Lazard Group Notes were previously held by Lazard Group Finance, and the Lazard Group Finance Indenture was discharged. In accordance with the terms of the Lazard Group Finance Indenture, after the completion of this exchange, the Lazard Group Notes replaced the Lazard Group Finance Notes for all purposes under the ESUs, including by serving as collateral for the obligations of the holders of the ESUs in substitution for the Lazard Group Finance Notes. In accordance with the Lazard Group Indenture and the Lazard Group Finance Indenture, in connection with the closing of the Merger, Lazard Group, Lazard Group Finance and the trustee entered into a supplemental indenture to the Lazard Group Finance Indenture, and Lazard Group and the trustee entered into a supplemental indenture to the Lazard Group Indenture, which supplemental indentures addressed the treatment of the Lazard Group Finance Notes and the Lazard Group Notes in the Merger.

        Copies of the Merger Agreement, the Lazard Group Operating Agreement Amendment and these supplemental indentures are filed as exhibits to this Current Report on Form 8-K.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

        See the discussion regarding the Lazard Group Finance Indenture under
Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


         (c)      EXHIBITS

EXHIBIT           DESCRIPTION

2.01 Agreement and Plan of Merger, dated as of December 19, 2005, by and between Lazard Group LLC and Lazard Group Finance LLC.

3.01 Amendment No. 1 to the Operating Agreement of Lazard Group LLC, dated as of December 19, 2005.

4.01 Third Supplemental Indenture, dated as of December 19, 2005, by and among Lazard Group Finance LLC, Lazard Group LLC and The Bank of New York, as trustee.

4.02 Third Supplemental Indenture, dated as of December 19, 2005, by and among Lazard Group LLC, The Bank of New York, as trustee, and for purposes of consent, Lazard Group Finance LLC.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  December 19, 2005

                                                LAZARD GROUP LLC



                                                By:  /s/ Scott D. Hoffman
                                                   -----------------------------
                                                Name:    Scott D. Hoffman
                                                Title:   Managing Director &
                                                         General Counsel

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION

2.01 Agreement and Plan of Merger, dated as of December 19, 2005, by and between Lazard Group LLC and Lazard Group Finance LLC.

3.01 Amendment No. 1 to the Operating Agreement of Lazard Group LLC, dated as of December 19, 2005.

4.01 Third Supplemental Indenture, dated as of December 19, 2005, by and among Lazard Group Finance LLC, Lazard Group LLC and The Bank of New York, as trustee.

4.02 Third Supplemental Indenture, dated as of December 19, 2005, by and among Lazard Group LLC, The Bank of New York, as trustee, and for purposes of consent, Lazard Group Finance LLC.